SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                            August 31, 1995
        -----------------------------------------------
        Date of Report (Date of earliest event reported)


                  AUTOMATIC DATA PROCESSING, INC.
  ------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                1-5397                   22-1467904
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  (State or other jurisdiction  (Commission                 (IRS Employer
     of incorporation            File Number)              Identification No.)


                   One ADP Boulevard, Roseland, New Jersey 07068
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            (Address of principal executive offices)


  Registrant's telephone number, including area code      (201) 994-5000
                                                    --------------------------


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  (Former name or former address, if changed since last report.)


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  Item 5. Other Events.

          On August 31, 1995, the Registrant released the press release which is filed as Exhibit A to this Current Report.

                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AUTOMATIC DATA PROCESSING, INC.
                              (Registrant)



                              By:     /s/ James B. Benson
                                Name:   James B. Benson
                                Title:  Corporate Vice President




  Date:  September 1, 1995
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                       INDEX TO EXHIBITS



     Exhibit A      Press Release dated August 31, 1995